                                    EXHIBIT 1

                             JOINT FILING AGREEMENT



The undersigned hereby agree that this Amendment No. 1 to Schedule 13-D is filed on behalf of each of them.


DATED:   JULY 16, 1998.

                                       PROFUTURES BRIDGE CAPITAL FUND, L.P.

                                       BY:      BRIDGE CAPITAL PARTNERS, INC.,
                                                A GENERAL PARTNER


                                         by:    /s/ James H. Perry
                                                ------------------------------
                                                JAMES H. PERRY, PRESIDENT

                                       BRIDGE CAPITAL PARTNERS, INC.


                                         by:    /s/ James H. Perry
                                                ------------------------------
                                                JAMES H. PERRY, PRESIDENT

                                       PROFUTURES FUND MANAGEMENT, INC.


                                         by:    /s/ Gary D. Halbert
                                                ------------------------------
                                                GARY D. HALBERT, PRESIDENT


                                       /s/ James H. Perry
                                       ------------------------------
                                       JAMES H. PERRY


                                       /s/ Gary D. Halbert
                                       ------------------------------
                                       GARY D. HALBERT

                                       BRIDGE CAPITAL PARTNERS, INC. DEFINED
                                       BENEFIT PENSION PLAN


                                       by:      /s/ James H. Perry, Trustee
                                                ------------------------------
                                                James H. Perry, Trustee



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